Line of Credit	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Line of Credit

8. Line of Credit

In July 2013, the Company entered into a revolving line of credit with UBS Bank USA in the initial amount of $1.5 million. Interest accrued daily on the outstanding balance and was paid monthly at a variable rate which, as of December 31, 2013, was 2.75% over the 30 day LIBOR rate or a nominal annual interest rate of 2.92%. As of December 31, 2013, the amount outstanding under this revolving line of credit was approximately $2.0 million. Subsequent to December 31, 2013, the maximum amount of the line of credit was increased to approximately $2.6 million. Five of the Company’s affiliated parties guaranteed the loan and pledged financial assets to the bank to secure their guaranties, as approved by the Company’s Board of Directors. In return, the Company issued common stock warrants to the guarantors. The number of shares subject to the common stock warrants was determined by dividing the warrant coverage amount, which is 50% of the fair market value of the collateral provided by the respective guarantors to secure their respective guaranty obligations to the bank, by the exercise price set at the price per share of the Company’s common stock sold in its IPO. See Note 5 for further discussion of the warrant liabilities. The Company entered into an agreement with the guarantors that provided for reimbursement of any amounts paid by them on their guaranties. This reimbursement obligation was secured by a security interest in the Company’s assets.

In connection with the closing of the Company’s IPO on February 10, 2014, the current outstanding balance under the line of credit of $2,346,000 plus accrued interest of $27,043 was paid in full, and the exercise price of the warrants associated with the $2,578,104 of collateral provided was fixed at $10.00 per share for an aggregate 128,903 shares of common stock, with associated derivative warrant liabilities of $513,603 reclassified to additional paid-in capital.